DELAWARE GROUP EQUITY FUNDS I

Delaware Balanced Fund

Supplement to the Prospectuses dated December 28, 2001

The following amends the information in the sections of the Prospectuses entitled "What are the Fund's main investment strategies?", "Our investment strategies" and "The securities we typically invest in" :

Under normal circumstances, the Fund will invest at least 25% of its net assets in equity securities and at least 25% of its net assets in fixed-income securities.

This Supplement is dated May 1, 2002.